Exhibit 10.9

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HSBC Business Credit (USA) Inc.                                  LEASE AGREEMENT
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      The  undersigned  lessor  (herein,  "Lessor")  does  hereby  lease  to the undersigned  lessee  Coffee  Holding  Co.,  Inc. a Nevada  corporation  (herein,
"Lessee"), subject to the terms and conditions set forth, the equipment described below, together with all attachments and accessories now or hereafter affixed thereto, and substitutions and replacements thereof (herein, the "Equipment"):

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Equipment Description
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Two (2) ICA Automatic Packaging Machines,  S/N; V3649, S/N V3650,  including all attachment and accessories.
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No. of Rental                Commencement Date             Lease Expiration Date
Installments 36              July 19, 2002                 July 19, 2005
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Rental Installment                  Other Terms: See $1 Purchase Rider
Amount                              attached hereto and by this reference made a
$11,770.71                          part hereof.
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EQUIPMENT LOCATION:

      Upon execution of this Lease, Lessee shall pay to Lessor the first N/A Rental Installment(s) and a Security Deposit in the amount of $-0-. All rental installments are based on an Equipment cost to Lessor equal to $383,763.60. In the event the Lessor's cost is other than as set forth above, the rental installment amount set forth above shall be adjusted accordingly.

TERMS AND CONDITIONS

      1. Lessee acknowledges that it has reviewed and approved any written Supply Contract and that Lessor has advised Lessee in writing of the identity of the Supplier of the Equipment, that Lessee is entitled to the promises and warranties, if any, of the Supplier or any third party provided by the Supplier to Lessor in connection with or as part of the Supply Contract and that Lessee may contact Supplier for an accurate and complete description of any such promises and warranties, including any disclaimers and limitations of them or of remedies. Lessee shall be deemed to have irrevocably accepted the Equipment under this Lease by its execution of Lessor's form of Delivery and Acceptance Certificate. If the Commencement Date is left blank above, then the Commencement Date is the date of delivery and acceptance of the equipment as evidence by Lessee's execution of the Delivery and Acceptance Certificate. The rental term of the Equipment shall commence upon the Commencement Date and shall continue until the lease expiration date set forth above. Lessee shall pay rent to Lessor, monthly in advance, in the Rental Installment amounts, and for the number of Rental Installments both as set forth above, on the first day of each month (unless otherwise provided herein) during the term hereof, plus, in the case of the first Rental Installment, the per diem equivalent of the Rental Installment for each day from and including the Commencement Date to and including the day immediately preceding the due date of such Rental Installment.


                               Member HSBC Group

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      2. All  rentals  shall be paid to Lessor at Lessor's  address,  or at such other address as Lessor may specify by notice to Lessee. All such rentals shall be paid without notice or demand, and Lessee's obligation to pay such rentals shall be absolute and unconditional and not subject to any abatement, reduction,
set-off,  defense,   counterclaim  or  recoupment  (for  any  reason  whatsoever
(including, without limitation, Abatements due to any present or future claims of Lessee against Lessor under this Lease or otherwise, or against the manufacturer or vendor of the Equipment); nor, except as otherwise expressly provided herein, shall this Lease terminate or the obligations of Lessee hereunder be affected by reason of any defect in or damage to, or any loss or destruction of, any Equipment front any cause whatsoever, or the interference with the use thereof by any private person, corporation or governmental authority, or the invalidity or unenforceability or lack of due authorization of this Lease or lack of right, power or authority to enter into this Lease, or fur any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding. If any rentals or other sums due hereunder are not paid within 10 days of the due date thereof, Lessee shall pay to Lessor on demand, as additional rental, an amount equal to five percent (5%) of such past due rentals or sums.

      3. To the extent that, contrary to the intention of the parties, the transaction evidenced hereby is deemed to be a pledge or security agreement, Lessee hereby grants a security interest in and to the Equipment to Lessor to secure the obligations of Lessee hereunder.

      4. Until the Equipment is returned to Lessor in accordance with the terms of this Lease, Lessee shall: (a) use the Equipment solely in the conduct of its business, (b) keep the Equipment at the address specified in this Lease, or as set forth in the Delivery and Acceptance Certificate, and not remove all or any part of the Equipment therefrom without the Lessor's prior written consent, (c) use and preserve the Equipment in a careful, proper and lawful manner, and in accordance with manufacturer's specifications and applicable insurance requirements, (d) at its own expense, keep the Equipment in good repair, condition and working order and furnish any and all parts and labor required for that purpose, and in this connection shall use only spare and repair parts manufactured or furnished by the manufacturer of the Equipment, (e) not make any material alterations to the Equipment without the prior written consent of Lessor, and Lessee agrees that all equipment, attachments, accessories and repairs at any time made to or placed upon the Equipment shall immediately become the property of Lessor, and shall be deemed to have been incorporated into the Equipment and subject to the terms and conditions of this Lease as if originally leased hereunder, (f) promptly notify Lessor of any loss of or damage to the Equipment, (g) assume and shall bear the entire risk of loss of and damage to the Equipment, and injury or death to persons, from any cause whatsoever pursuant to the provisions of' this Lease, and provide full insurance coverage as hereinafter provided, (h) mark and identify the Equipment with all information and in such manner as Lessor may request from time to time and replace promptly any such markings or identifications which are removed, defaced or destroyed, (i) permit reasonable access by Lessor or its agents to the Equipment during normal business hours for purposes of inspection, (j) protect and defend, at its own cost and expense, the title of Lessor in and to the Equipment from and against all claims, liens, encumbrances and legal processes of Lessee's creditors or any other party claiming by or through Lessee, and (k) NOT ASSIGN, SUBLET OR HYPOTHECATE ANY OF THE EQUIPMENT OR ANY INTEREST IN THIS LEASE OR ALLOW THE EQUIPMENT TO BE USED BY PERSONS OTHER THAN EMPLOYEES OF THE LESSEE, AND ANY ATTEMPT TO DO SO SHALL CONSTITUTE


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A DEFAULT HEREUNDER AND SUCH ASSIGNMENT, SUBLEASE OR HYPOTHECATION SHALL BE VOID
AND WITHOUT EFFECT.

      5. Lessee shall, at its expense, insure and keep the Equipment insured against all risks of physical loss at not less than the lesser of: (a) the full replacement value thereof or (b) the Stipulated Loss Value (if any) shown herein or on any addendum, amendment or attachment hereto (the "Stipulated Loss Value"); but in any event an amount sufficient to avoid the effect of any coinsurance clause. Lessee shall further, at its expense, provide and maintain comprehensive public liability insurance against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation or condition of the Equipment, together with such other insurance as may be required by law or reasonably requested by Lessor. All said insurance shall name both Lessor and Lessee as parties insured and shall be in form and amount and with insurers satisfactory to Lessor, and Lessee shall furnish to Lessor certified copies or certificates of the policies of such insurance and each renewal thereof. Each insurer must agree by endorsement upon the policy or policies issued by it that it will give Lessor not less than 30 days' written notice before such policy or policies arc cancelled, nonrenewed or materially altered and, with respect to property insurance, that (aa) losses shall be payable solely to Lessor, and (bb) no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obiligation of the insurer to pay the full amount of any loss. Lessee hereby irrevocably authorizes Lessor to make, settle and adjust claims under such policy or policies of property insurance and to endorse the name of Lessee on any check or other item of payment for the proceeds thereof; it being understood, however, that unless otherwise directed in writing by Lessor, Lessee shall make and file timely all claims under such policy or policies, and Lessee may, unless Lessee is then in default, settle and adjust all such claims.

      6. Lessee agrees to report and pay to the appropriate authority any and all license fees, registration fees, assessments, charges and taxes, including penalty and interest, if any, assessed against the Equipment or the ownership, purchase, rental or use of the Equipment, except for taxes payable in respect to Lessor's net income. Unless Lessee provides Lessor with a valid certificate of exemption, Lessee shall pay all applicable sales or use taxes to Lessor.

      7. LESSEE HEREBY WAIVES ANY RIGHT TO CANCEL, REPUDIATE OR TERMINATE THIS LEASE. REVOKE ACCEPTANCE OF THE EQUIPMENT, ACCEPT PARTIAL DELIVERY OF THE
EQUIPMENT,  "COVER" BY  PURCHASING  OR LEASING  REPLACEMENT  EQUIPMENT,  RECOVER
SPECIAL OR CONSEQUENTIAL DAMAGES AND ANY RIGHT TO SEEK SPECIFIC PERFORMANCE HEREOF.

      THIS LEASE SETS FORTH THE FULL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE MODIFIED, EXCEPT IN A WRITING SIGNED BY THEM. NEITHER THIS LEASE NOR LESSEES RIGHTS IN THE EQUIPMENT MAY BE ASSIGNED BY LESSEE.

      8. The Equipment shall remain personal property notwithstanding the manner in which it may be attached to realty, and title thereto shall remain in Lessor exclusively. Lessee shall keep the Equipment free from all liens and encumbrances. Lessee shall execute and/or to Lessor any further instruments and assurances reasonably requested from time to time by Lessor to protect its interest, and Lessee shall otherwise cooperate and defend the title of Lessor and to


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maintain the status of the Equipment as personal  property,  including,  without limitation, the execution of financing statements, motor vehicle documentation (for the purpose of obtaining titles in Lessor's name, noting liens on vehicles, obtaining repossession title certificates or otherwise protecting Lessor's interest in vehicles) and the furnishing of waivers with respect to rights in the Equipment from the owners and mortgagees of the real estate on which the Equipment is or will be located, all at Lessee's expense. Without limiting the foregoing, Lessee hereby authorizes and irrevocably appoints Lessor as Lessee's attorney-in-fact, coupled with an interest, with full power of substitution, to
execute  and  file  such  financing  statements,   motor  vehicle  documentation
(relating to titles, lien notation and/or repossession title certificates) and other documents in all places where necessary to protect Lessor's interest in the Equipment.

      9. Lessor shall not be liable for any direct, indirect, special or consequential damages or loss (a) resulting from the non-delivery, delivery, manufacture, installation, use, ownership or operation of the Equipment or from any defects in or failures, malfunctions, repairs, replacements or alterations thereof, or (b) arising out of this Lease or any breach hereof, or (c) without limitation, arising out of any other liability of any nature with respect to the Equipment, or this Lease or any breach thereof (hereinafter "Liabilities"), and Lessee shall and hereby does indemnify and hold harmless Lessor, its directors, officers, employees, agents and representatives, from any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorneys' fees, arising out of, connected with, or resulting from, this Lease or the breach thereof or the Equipment, including, without limitation, any and at Liabilities. LESSEE UNDERSTANDS AND AGREES THAT LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, THE FITNESS OF THE EQUIPMENT FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THIS LEASE AND MAY NOT BE MODIFIED, AMENDED DISCHARGED OR TERMINATED BY ANY WRITING OR ANY ACTION, INACTION CONDUCT OR PAST DEALINGS OF THE PARTIES HERETO.

      10. Lessee warrants to Lessor that (a) this Lease has been duly and validly executed and delivered by Lessee and constitutes and will constitute the valid and binding obligation of Lessee, and is and will be enforceable in accordance with its terms; (b) the execution, delivery and performance of this Lease by Lessee will not violate any law or other governmental requirement or, if Lessee is a corporation, Lessee's corporate charter or by-laws; nor will it constitute a default under any agreement, instrument or document to which Lessee is now or hereafter a party or by which Lessee is now or will hereafter be bound
(c) all financial statements and information which have been or may hereafter be submitted to Lessor relating to Lessee or any guarantor of Lessee's obligations hereunder ("Guarantor") have been and will be complete, true and correct and have been and will be prepared in accordance with generally accepted accounting principles; Lessee agrees to deliver to Lessor at any time or times hereafter such documents as Lessor may reasonably request to demonstrate Lessee's compliance with this Lease.

      11. So long as Lessee shall not be in default and fully performs all of its obligations hereunder, Lessor will not interfere with the quiet use and enjoyment of the Equipment by Lessee.


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      12. Lessee hereby  consents to any  assignment or encumbrance by Lessor of this Lease or all or any part of the rentals hereunder or the rights of Lessor in the Equipment, with or without notice. Lessee agrees that the rights hereunder of any assignee or creditor of Lessor shall not be subject to any defense, setoff or counterclaim that Lessee may have against the Lessor, and (that any such assignee or creditor shall have all of Lessor's rights hereunder, but none of Lessor's obligations hereunder or any claim which Lessee may have against Lessor. The rights of Lessee hereunder are subject and subordinate to any security interest granted by Lessor in the Equipment.

      13. Upon the expiration or earlier termination of this Lease with respect to any Equipment, Lessee shall return such Equipment to Lessor in the condition required by this Lease. Lessee shall make such return, at its expense, by causing such Equipment to be assembled, crated and loaded on board such carrier as Lessor shall specify and shipping the same, freight and insurance prepaid, to the destination specified by Lessor. Lessee shall pay to Lessor on demand as additional rental hereunder, the cost of any repairs necessary to then place the Equipment in the condition required by the Lease. If Lessor shall so require, Lessee will provide free storage and insurance for any Equipment at Lessee's location for a period not exceeding sixty (60) days from date of expiration as' earlier termination of this Lease. If, for whatever reason, Lessee fails to return the Equipment or set forth herein, Lessee agrees to pay, at Lessor's sole option, rental installments to Lessor in the same amount as hereinabove provided, until so returned.

      14. As used  herein  the term  "Event of Loss"  shall  mean the  actual or constructive loss of the Equipment, by damage, theft, or otherwise, including any failure to return the Equipment to Lessor upon the expiration or termination of this Lease, unless Lessee shall have purchased the Equipment or renewed this Lease, pursuant to the terms of any purchase or renewal option to this Lease. Upon the occurrence of an Event of Loss, Lessee shall notify Lessor in writing of such occurrence and pay to Lessor within 30 days of the date of the Event of Loss, the Casualty Value. As used herein the term "Casualty Value" shall mean':
(a) the sum of any and all amounts then due and owing hereunder including without limitation, accrued but unpaid rent (collectively, the "Accrued Amounts") and the Stipulated Loss Value or, if none (b) the sum of the Accrued Amounts and the aggregate of all future rentals reserved herein and discounted to present value at a rate equal to the Federal Reserve Discount Rate for the Federal Reserve Bank of New York then in effect (the "Discount Rate"), plus the purchase option/agreement or estimated residual amount stated herein or in any purchase option, purchase agreement or terminal rental adjustment clause applicable to the Equipment, also discounted at the Discount Rate.

      15. Each of the following shall constitute a default under this Lease: (a) the breach by Lessee of its obligations to pay rent when due and the failure to cure said breach within ten (10) days, (b) the breach by Lessee of any of the other terms hereof, (c) if Lessee or any Guarantor dies or becomes insolvent or ceases to do business as a going concern, (d) if Lessee or any Guarantor makes an assignment for the benefit of creditors, (e) if a petition in bankruptcy or for arrangement or reorganization is filed by or against Lessee or any Guarantor, (f) if property of Lessee or any Guarantor is attached or a receiver is appointed for Lessee or any Guarantor, or any of Lessee's or Guarantor's property, (g) the occurrence of a default pursuant to the provisions of any other agreement by and between Lessor or HSSC Bank USA ("Bank") or any subsidiary or affiliate thereof and Lessee or any Guarantor, (h) the occurrence of a default (with any applicable cure period having expired), under any material agreement for the payment of


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money to which Lessee or any  Guarantor is a party,  (i) if false or  misleading representations or warranties are made or given either heretofore or hereafter in connection with this Lease or the extension of credit hereunder by Lessor,
(j) if a material adverse change in Lessor's or any Guarantor financial or business condition occurs, or (k) if there occurs any sale or disposition of:
(i) the principal business assets of Lessee or any Guarantor if Lessee or such Guarantor is a sole proprietorship, (ii) a controlling interest in Lessee or any Guarantor if Lessee or such Guarantor is a corporation, partnership or similar entity or (iii) all or substantially all of the assets of Lessee or any Guarantor.

      16. In the event of any default under this Lease, Lessor may, at its option, do one or more of the following: (a) terminate this Lease and Lessee's rights hereunder, (b) proceed by appropriate court action to enforce performance of the terms of this Lease and/or recover damages for the breach hereof; (C) by notice in writing, cause Lessee, at Lessee's expense, promptly to return the Equipment to the possession of the Lessor in accordance with the terms hereof, or Lessor directly or by its agent, and without notice or liability or legal process, may enter upon any premises where any Equipment is located, take possession of such Equipment, and either store it on said premises without charge or remove the same (any damages occasioned by such taking of possession, storage or removal being waived by Lessee); and/or (d) declare as immediately due and payable and forthwith recover from Lessee, as liquidated damages and not as a penalty, an amount equal to the Casualty Value with interest thereon at a per annum rate of eighteen percent (18%) from and after the date of demand therefor.

      In the event of any repossession of any Equipment by Lessor, Lessor may (but need not), without notice to Lessee, (A) hold or use all or part of such Equipment for any purpose whatsoever, (B) sell all or part of such Equipment at public or private sale for cash or on credit and/or (C) relet all or part of such Equipment upon such terms as Lessor may solely determine, in each case without any duty to account to Lessee except as herein expressly provided. After any repossession of Equipment by Lessor there shall be applied on account of the obligations of Lessee hereunder the net proceeds actually by Lessor from a sale or lease of such Equipment, after deduction of all expenses of sale and other expenses recoverable by Lessor hereunder. No termination, repossession or other act by Lessor after default shall relieve Lessee from any of its obligations hereunder. In addition to all other charges hereunder, Lessee shall pay to Lessor on demand all fees, costs and expenses incurred by Lessor as a result of such default, including without limitation, reasonable attorneys', appraisers' and brokers' fees and expenses and costs of removal, storage, transportation, insurance and disposition of the Equipment. In the event that any court of competent jurisdiction determines that any provision of this Section is invalid or unenforceable in whole or in part, such determination shall not prohibit Lessor from establishing its damages sustained as a result of any breach of this Lease in any action or proceedings in which Lessor seeks to recover such damages. To the extent permitted by law, Lessee hereby waives any right of setoff or counterclaim in any action between Lessor and Lessee. The remedies provided herein in favor of Lessor shall not be exclusive, but shall be cumulative and in addition to all other remedies existing at law or in equity, any one or more of which may be exercised simultaneously or successively.

      As additional collateral security for the payment and performance of its obligations hereunder, and under any other agreement by and between Lessor and Lesser, Lessee hereby creates and grants in f of Lessor a security interest in any and all equipment, fixtures, goods,


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inventory, documents, instruments,  accounts, chattel paper, general intangibles or other personal property or fixtures in which Lessor or Bank or any subsidiary or affiliate thereof now has or may hereafter have a security interest.

      17. If Lessee shall fail to make any payment or perform any act or obligation required of Lessee hereunder, Lessor may (but need not) at any time thereafter make such payment or perform such act or obligation at the expense of Lessee. Any payment so made or expense so incurred by Lessor shall constitute additional rental hereunder payable by Lessee to Lessor upon demand, The performance of any act or payment of any monies by Lessor, as aforesaid, shall not be deemed a waiver or release of any obligation or default on the part of Lessee.

      18. Lessee shall furnish to Lessor within 120 days after the end of each fiscal year of Lessee during the term hereof a statement of profit and loss and of surplus of Lessee for such fiscal year-end and a balance sheet of Lessee as at the end of such year, all in accordance with generally accepted accounting principles and in reasonable detail and certified by a reputable firm of independent public accountants. Lessee shall furnish to Lessor such other information about the condition and affairs of Lessee and any Guarantor and about the Equipment as Lessor may from time to time reasonably request.

      19. Lessee shall give Lessor immediate notice of any default hereunder, any material adverse change in financial condition or operations of Lessee or any Guarantor, or any loss, material damage or accident affecting the Equipment. All notices under this Lease shall be in writing and sent to the address hereinabove, or as the parties may designate. None of the provisions of this Lease shall be held to have been waived by any act or knowledge of Lessor, but only by a written instrument executed by Lessor and delivered to Lessee. If any provision of this Lease or the application thereof is hereafter held invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and to this end the provisions of this Lease are declared severable.

      20. The parties hereto intend to comply with any and all applicable usury laws now in effect or hereafter enacted; if any interest rate inherent in this Lease would violate any such statute or regulation applicable thereto, the rate(s) shall be deemed automatically amended to the highest lawful rate allowed.

      21.  Subject to the terms  hereof,  this Lease  shall be binding  upon and inure the benefit of Lessor and Lessee and their respective personal representatives, successors and assigns. This Lease shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard to principles of conflicts of laws. LESSEE AGREES THAT LESSOR MAY BRING ANY ACTION OR PROCEEDING TO ENFORCE THIS LEASE OR RELATED DOCUMENTS IN ANY SUPREME COURT OF THE STATE OF NEW YORK OR ANY DISTRICT COURT OF THE UNITED STATES LOCATED WITHIN THE STATE OF NEW YORK, AND AGREES THAT SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SHALL BE SUFFICIENT TO CONFER PERSONAL JURISDICTION. LESSEE AND LESSOR WAIVE THEIR RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS LEASE OR RELATED DOCUMENTS. This Lease is submitted to Lessor for acceptance or rejection and will not


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become  effective  until accepted by Lessor in writing at its principal  office.
This Lease is irrevocable by Lessee for the full term hereof and for the aggregate rentals herein reserved.


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LESSEE'S INITIAL ___________

LESSOR:                                    LESSEE:

HSBC Business Credit (USA) Inc.            Coffee Holding Co.,  Inc.
One HSBC Center, 29th Floor,               4401 First Avenue, Brooklyn, NY 11232
Buffalo, NY 14203

By: _______________________________        By: _________________________________

___________________________________        _____________________________________
  (Print or Type: Name and Title)             (Print or Type: Name and Title)

Date: _____________________________        Date: _______________________________


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HSBC Business Credit (USA) Inc.                             $1.00 PURCHASE RIDER
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      This Rider is attached to and forms a part of that certain Lease Agreement dated ____________ (such Lease Agreement being referred to herein as the "Lease" by and between HSBC Business Credit (USA) Inc. ("Lessor") and Coffee Holding Co., Inc. ("Lessee").

      1. Immediately upon payment by Lessee of all of the installments now or hereafter coming due, and performance by Lessee of all other obligations, under the Lease, and notwithstanding any other provision in the Lease to the contrary, Lessee shall purchase from Lessor all the equipment covered by the Lease
("Equipment") (for the sum of $1.00, plus all applicable sales and other taxes ("Purchase Price").

      2. Upon final and irrevocable payment of the Purchase Price, Lessor shall execute and deliver to Lessee a Bill of Sale conveying all Lessor's right, title and interest to the Equipment, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, ON AN "AS IS, WHERE IS" BASIS, WITH ALL FAULTS.

HSBC Business Credit (USA) Inc.            Coffee Holding Co.,  Inc.

By: _______________________________        By: _________________________________

___________________________________        _____________________________________
  (Print or Type: Name and Title)             (Print or Type: Name and Title)

Date: _____________________________        Date: _______________________________


                               Member HSBC Group

--------------------------------------------------------------------------------
HSBC Business Credit (USA) Inc.                                     PAY PROCEEDS
--------------------------------------------------------------------------------

TO: HSBC Business Credit (USA) Inc.        Date:
    One HSBC Center-29th Floor
    Buffalo, NY 14203

Reference is hereby directed toward that certain LEASE AGREEMENT dated __________ for and in consideration of which your company has agreed to advance funds in the amount of $____________. Accordingly, the undersigned hereby irrevocably authorizes your company to disburse said amount as follows:

Pay to: ICA S.P.A.                         $34,274.00

Pay to: Coffee Holding Co., Inc.           $349,489.60

                                           Very Truly yours,
                                           Coffee Holding Co., Inc.
                                           (name of Lessee)

                                           By: _________________________________

                                           Title: ______________________________


                               Member HSBC Group

--------------------------------------------------------------------------------
HSBC Business Credit (USA) Inc.                           CORPORATE RESOLUTION
                                                          INCUMBENCY CERTIFICATE
                                                          (LEASE)
--------------------------------------------------------------------------------

      I KAREN GORDON, DO HEREBY CERTIFY THAT:

      I am the duly elected, qualified and acting (Assistant) Secretary of Coffee Holding Co. Inc. (the "Corporation").

      The following resolutions were adopted by the corporation either at a duly called meeting, or by unanimous written consent, of the Board of Directors of the Corporation, such meeting having been held on or such consent being dated as of _________.

      RESOLVED, that the Corporation be, and hereby is, authorized to lease equipment, goods or materials from time to time (the "Leased Equipment") from HSBC Business Credit (USA) Inc., One HSBC Center, 29th Floor, Buffalo, NY 14203 or any assignee or successor thereof (collectively, "Lessor"), upon such terms as the Corporation may from time to time require, and that any and all of the officers of the Corporation be, and hereby are, authorized on behalf of the Corporation to execute, acknowledge and deliver to Lessor one or more lessees on such terms as the officer or officers executing such documents on behalf of the Corporation may approve, such approval to be conclusively evidenced by the execution thereof; and

      RESOLVED FURTHER, that, if Lessor should require, the Corporation be, and hereby is, authorized to pledge, mortgage or grant security interests in, from time to time, any or all of the Corporation's assets, whether real, personal, intangible, or a combination thereof, to secure the Corporation's obligations under any such leases, and that any and all officers of the Corporation be, and hereby are, authorized on behalf of the Corporation to execute, acknowledge and deliver to Lessor any security documents upon such terms as the officer or officers executing such security documents on behalf of the Corporation may approve, such approval to be conclusively evidenced by the execution thereof;

      RESOLVED FURTHER, that any and all officers of the Corporation be, and hereby are, authorized and directed to do or cause to be done all such acts and things as may be necessary, advisable, convenient and proper in connection with the execution and delivery of leases authorized at this meeting and in connection with or incidental to the consummation of the transactions contemplated thereby, including the execution and delivery of any and all instruments or agreements as may be required by Lessor in connection with such leases and security documents; and

      RESOLVED FURTHER, that Lessor may rely on these resolutions until written notice of any modification, rescission or revocation of same shall, in whole or in part, has been delivered to Lessor, but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to Lessor of such written notice of modification, rescission or revocation.


                               Member HSBC Group

      I CERTIFY THAT the Corporation is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation.

      I DO FURTHER CERTIFY THAT the above resolutions have not been altered, amended, repealed or rescinded.

      I DO FURTHER CERTIFY THAT on this date the persons whose names, titles and signatures are listed below are duly elected (or appointed). qualified and acting officers of the Corporation and hold the offices set opposite their respective names, that the signatures appearing opposite their respective names arc the genuine signatures of such officers, that each of such officers is duly authorized for and on behalf of the Corporation to execute and deliver any of the documents contemplated by the foregoing resolutions for and on behalf of the Corporation and is not prohibited by or in any manner restricted by the terms of the Corporation's Certificate of Incorporation its By-Laws, or of any loan agreement, indenture or contract to which the Corporation is a party or under which it is bound, nor is the Corporation prohibited or restricted in connection therewith by the ruling of any governmental authority or court. I also certify that the foregoing authority shall remain in full force and effect and that Lessor shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same in whole or in part, has been delivered to Lessor, but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to Lessor of such written notice of modification, rescission or revocation.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Officer                Title of Officer             Signature of Officer
--------------------------------------------------------------------------------
Andrew Gordon                  Pres & CEO
--------------------------------------------------------------------------------
David Gordon                   V. Pres
--------------------------------------------------------------------------------

      IN WITNESS WHREOF, I have hereunto set my hand and affixed the seal of the Corporation this ____ day of _____________.

                                       _________________________________________

                                       _________________________________________
                                       (Type or Print Name)  Assistant Secretary


                               Member HSBC Group